UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): June 22, 2015

CYRUSONE INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-35789	46-0691837
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1649 West Frankford Road

Carrollton, TX 75007

(Address of Principal Executive Office)

Registrant’s telephone number, including area code: (972) 350-0060

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 — Other Events.

As previously announced in the Current Report on Form 8-K filed by CyrusOne Inc. (the “Company”) on April 28, 2015, the Company’s operating partnership, CyrusOne LP, a Maryland limited partnership (the “Operating Partnership”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among the Operating Partnership, Jupiter Merger Sub, LLC, a Delaware limited liability company and wholly owned subsidiary of the Operating Partnership (the “Merger Sub”), Cervalis Holdings LLC, a Delaware limited liability company (“Cervalis”), and LDG Holdings LLC, as representative for the sellers. The Merger Agreement provides for the acquisition of Cervalis by the Operating Partnership pursuant to the merger of Merger Sub with and into Cervalis, with Cervalis as the surviving corporation (the “Merger”). Upon completion of the Merger, Cervalis will be an indirect wholly owned subsidiary of the Company. There can be no assurance that the Merger will be completed on the terms contemplated or at all.

The Company is filing certain historical and pro forma financial information related to the Merger as exhibits to this Current Report on Form 8-K.

ITEM 9.01 — Financial Statements and Exhibits.

(a) Financial statements of businesses acquired

The unaudited condensed consolidated interim financial statements of Cervalis as of March 31, 2015 and for the three months ended March 31, 2015 and 2014 are filed as Exhibit 99.1 hereto. The audited financial statements of Cervalis as of and for the years ended December 31, 2014, 2013 and 2012 are filed as Exhibit 99.2 hereto.

(b) Pro Forma Financial Information

The unaudited pro forma condensed combined balance sheet as of March 31, 2015 and the unaudited pro forma condensed combined income statements for the year ended December 31, 2014 and the three months ended March 31, 2015, giving effect to the Merger are filed as Exhibit 99.3 hereto. Such unaudited pro forma condensed combined financial statements are not necessarily indicative of the operating results or financial position that actually would have been achieved if the Merger had been in effect as of the dates and for the periods indicated or that may be achieved in future periods and should be read in conjunction with the historical financial statements of the Company and Cervalis.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of McGladrey LLP, Independent Registered Public Accounting Firm.
99.1	Unaudited condensed consolidated interim financial statements of Cervalis Holdings LLC as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.
99.2	Audited financial statements of Cervalis Holdings LLC as of and for the years ended December 31, 2014, 2013 and 2012.
99.3	Unaudited pro forma condensed combined financial information of CyrusOne Inc. as of March 31, 2015 and for the year ended December 31, 2014 and the three months ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYRUSONE INC.

Date: June 22, 2015	By:	/s/ Thomas W. Bosse
Thomas W. Bosse
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of McGladrey LLP, Independent Registered Public Accounting Firm.
99.1	Unaudited condensed consolidated interim financial statements of Cervalis Holdings LLC as of March 31, 2015 and for the three months ended March 31, 2015 and 2014.
99.2	Audited financial statements of Cervalis Holdings LLC as of and for the years ended December 31, 2014, 2013 and 2012.
99.3	Unaudited pro forma condensed combined financial information of CyrusOne Inc. as of March 31, 2015 and for the year ended December 31, 2014 and the three months ended March 31, 2015.